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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934
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          Date of Report (Date of earliest event reported) May 5, 1998

                         J.P. MORGAN & CO. INCORPORATED
             (Exact name of registrant as specified in its charter)

      DELAWARE                        1-5885                    13-2625764
 (State or other juris-             (Commission                (IRS Employer
diction of incorporation)           File Number)             Identification No.)

  60 WALL STREET, NEW YORK, NEW YORK                                  10260-0060
(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code (212) 483-2323
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          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

         On May 5, 1998, the Registrant issued a press release announcing that they had a briefing on such date in New York for institutional investors and securities analysts. At such meeting, executives of J.P. Morgan & Co. Incorporated discussed the firm's strategy and several key business initiatives. A copy of such press release is filed herein as exhibit 99.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements

                  NONE.

         (b)      Pro Forma Financial Information

                  NONE.

         (c)      Exhibits

                  12. Statement re computation of ratios - three months ended March 31, 1998.

                  99. Copy of press release of J.P. Morgan & Co. Incorporated dated May 5, 1998.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        J.P. MORGAN & CO. INCORPORATED
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                        (REGISTRANT)

                        /s/   Grace B. Vogel
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                        NAME:  Grace B. Vogel
                        TITLE: Chief Accounting Officer

DATE: May 5, 1998